UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 1, 2013

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07          Submission of Matters to a Vote of Security Holders

ARMOUR Residential REIT, Inc. (“ARMOUR”) held its 2013 Annual Meeting of Stockholders at 8:00 a.m. (EDT) on May 1, 2013, for the purpose of: (i) electing nine (9) directors; (ii) approving an amendment to ARMOUR's Amended and Restated 2009 Stock Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder from 2,000,000 shares to 3.0% of ARMOUR's issued and outstanding shares of common stock (on a fully-diluted basis) at the time of each award thereunder; and (iii) ratifying the appointment of Deloitte & Touche LLP (“Deloitte”) as ARMOUR's independent registered public accounting firm for fiscal year 2013. For more information on the proposals described below, please refer to ARMOUR's proxy statement dated March 18, 2013. As of the record date of March 15, 2013, there were a total of 374,049,694 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 317,420,401 shares of common stock, or approximately 85% of the shares outstanding and entitled to vote at the Annual Meeting, were represented in person or by proxy; therefore a quorum was present.

Proposal 1 — Election of Directors.

The nine (9) nominees proposed by ARMOUR's Board of Directors were each elected to serve as a director until ARMOUR's Annual Meeting of Stockholders to be held in 2014 or until their successors are duly elected and qualified. The voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes

Scott J. Ulm	114,116,396	7,419,729	195,884,276

Jeffrey J. Zimmer	114,021,416	7,514,709	195,884,276

Daniel C. Staton	108,983,828	12,552,297	195,884,276

Marc H. Bell	105,805,323	15,730,802	195,884,276

Thomas K. Guba	96,864,108	24,672,017	195,884,276

Robert C. Hain	112,041,957	9,494,168	195,884,276

John P. Hollihan, III	97,050,888	24,485,237	195,884,276

Stewart J. Paperin	97,041,210	24,494,915	195,884,276

Jordan Zimmerman	114,356,087	7,180,038	195,884,276

Proposal 2 — Approval of an amendment to ARMOUR's Amended and Restated 2009 Stock Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder from 2,000,000 shares to 3.0% of ARMOUR's issued and outstanding shares of common stock (on a fully-diluted basis) at the time of each award thereunder.

The proposal for an amendment to ARMOUR's Amended and Restated 2009 Stock Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder from 2,000,000 shares to 3.0% of ARMOUR's issued and outstanding shares of common stock (on a fully-diluted basis) at the time of each award thereunder was not approved. The proposal received the following final voting results:

For	Against	Abstain
49,299,117	70,595,801	1,641,207

Proposal 3 — Ratification of the appointment of Deloitte & Touche LLP as ARMOUR's independent registered certified public accountants for fiscal year 2013.

Stockholders ratified the appointment of Deloitte as ARMOUR's independent registered public accountants for the fiscal year ending December 31, 2013. The proposal received the following final voting results:

For	Against	Abstain
308,112,386	6,912,357	2,395,658

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2013

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ James R. Mountain
Name: James R. Mountain
Title: Chief Financial Officer

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